Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On August 17, 2017, NN, Inc. (the “Company”) completed the sale of its global precision bearing components business (the “PBC Business”) to TSUBAKI NAKASHIMA Co., Ltd. for total cash consideration of approximately $387.6 million.

The unaudited pro forma condensed consolidated balance sheet and the unaudited pro forma condensed consolidated statements of operations are derived from, and should be read in conjunction with, the historical financial statements and notes thereto of the Company, as presented in its Annual Report on Form 10-K for the year ended December 31, 2016 filed with the Securities and Exchange Commission (“SEC”) on March 16, 2017, and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 filed with the SEC on August 14, 2017.

In connection with the preparation of Condensed Consolidated Financial Statements as of and for the three and six months ended June 30, 2017, the Company identified misstatements in its previously issued financial statements related to the foreign currency translation of its investment in a China joint venture. In addition, the Company previously corrected as out of period adjustments certain immaterial misstatements and reflected them in the prior period financial statements, where applicable. The Company assessed the materiality of the misstatements on prior periods’ financial statements in accordance with SEC Staff Accounting Bulletin (“SAB”) Topic 1.M, Materiality, codified in ASC Topic 250, Presentation of Financial Statements, (“ASC 250”) and concluded that the misstatements were not material to any prior annual or interim periods. In accordance with ASC 250 (SAB Topic 1.N, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements), the Company has corrected these misstatements by revising the consolidated historical columns in the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 31, 2016 and 2015, included herein. See Note 14 as presented in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 filed with the SEC on August 14, 2017 for additional information.

The unaudited pro forma condensed consolidated financial statements have been prepared giving effect to the sale of the Company’s PBC Business (the “Transaction”) as if the Transaction had occurred on June 30, 2017 for the unaudited pro forma condensed consolidated balance sheet and on January 1, 2014 for the unaudited pro forma condensed consolidated statements of operations. The unaudited pro forma condensed consolidated financial statements have been prepared giving effect to the pro forma assumption that the Company would have repaid a portion of its credit facilities with proceeds from the Transaction as if the repayment of credit facilities had occurred on June 30, 2017 for the unaudited pro forma condensed consolidated balance sheet and on January 1, 2016 for the unaudited pro forma condensed consolidated statements of operations.

The unaudited pro forma condensed consolidated financial statements are prepared in accordance with Article 11 of Regulation S-X. The pro forma adjustments are described in the accompanying notes and are based upon information and assumptions available at the time of the filing of this Current Report on Form 8-K.

The unaudited pro forma condensed consolidated financial statements do not purport to represent, and are not necessarily indicative of, what the Company’s actual financial position and results of operations would have been had the transaction occurred on the dates indicated. In addition, these unaudited pro forma condensed consolidated financial statements should not be considered to be indicative of the Company’s future financial performance.

The unaudited pro forma condensed consolidated financial information includes information, statements, and assumptions that are or may be considered “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by the use of words such as “may,” “should,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “believe,” “plan” or similar expressions. Statements that describe objectives, plans, or goals also are forward-looking statements. These forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements due to, among others, the risks and uncertainties described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. For any forward-looking statements contained herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and the Company undertakes no obligation to update publicly or revise any forward-looking statements in light of new information or future events, except as required by law.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of June 30, 2017

(in thousands)	Consolidated Historical NN, Inc.	PBC Business	Pro Forma Adjustments	Notes	Pro Forma
Assets
Current assets:
Cash	$19,166	$(12,091)			$7,075
Accounts receivable, net	162,363	(53,369)			108,994
Inventories	123,702	(51,559)			72,143
Income tax receivable	8,631	—			8,631
Other current assets	13,766	(4,293)			9,473

Total current assets	327,628	(121,312)	—		206,316
Property, plant and equipment, net	333,160	(94,636)			238,524
Goodwill, net	452,282	(9,082)			443,200
Intangible assets, net	244,264	(1,683)			242,581
Investment in joint venture	39,853	—			39,853
Other non-current assets	8,629	(145)			8,484

Total assets	$1,405,816	$(226,858)	$—		$1,178,958

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$78,308	$(32,802)			$45,506
Accrued salaries, wages and benefits	23,941	(9,129)			14,812
Income taxes payable	—	—	70,755	(b)	70,755
Current maturities of long-term debt	24,748	—			24,748
Current portion of obligation under capital lease	3,523	(440)			3,083
Other current liabilities	16,543	(1,905)			14,638

Total current liabilities	147,063	(44,276)	70,755		173,542
Deferred tax liabilities	99,333	—	(5,490)	(i)	93,843
Long-term debt, net of current portion	827,390	—	(367,676)	(a)	459,714
Accrued post-employment benefits	5,879	(4,667)			1,212
Obligation under capital lease, net of current portion	4,691	(2,588)			2,103
Other non-current liabilities	9,647	(1,181)			8,466

Total liabilities	1,094,003	(52,712)	(302,411)		738,880

Total stockholders’ equity	311,813	(174,146)	302,411	(d)	440,078

Total liabilities and stockholders’ equity	$1,405,816	$(226,858)	$—		$1,178,958

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Six Months Ended June 30, 2017

(in thousands, except per share data)	Consolidated Historical NN, Inc.	PBC Business	Pro Forma Adjustments	Notes	Pro Forma
Net sales	$452,189	$(136,687)			$315,502
Cost of products sold (exclusive of depreciation and amortization shown separately below)	332,994	(104,484)			228,510
Selling, general and administrative expense	44,530	(8,910)	(293)	(c)	35,327
Acquisition related costs excluded from selling, general and administrative	—	—			—
Depreciation and amortization	31,468	(6,112)			25,356
(Gain) loss on disposal of assets	—	—			—
Restructuring and integration expense	446	(429)			17

Income from operations	42,751	(16,752)	293		26,292
Interest expense	27,365	(188)	(12,880)	(e)	14,297
Loss on extinguishment of debt and write-off of unamortized debt issuance costs	39,639	—	(39,639)	(g)	—
Derivative payments on interest rate swap	—	—			—
Derivative loss on change in interest rate swap fair value	13	—			13
Other (income) expense, net	(79)	(18)			(97)

Income (loss) before provision (benefit) for income taxes and share of net income from joint venture	(24,187)	(16,546)	52,812		12,079
Provision (benefit) for income taxes	(7,128)	(5,626)	17,956	(f)	5,202
Share of net income from joint venture	2,937	—			2,937

Net income (loss)	$(14,122)	$(10,920)	$34,856		$9,814

Basic net income (loss) per share:
Net income (loss) per share	$(0.52)				$0.36

Weighted average shares outstanding	27,358				27,358

Diluted net income (loss) per share:
Net income (loss) per share	$(0.52)				$0.35

Weighted average shares outstanding	27,358		334	(h)	27,692

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2016

(in thousands, except per share data)	Consolidated Historical NN, Inc. As Revised	PBC Business	Pro Forma Adjustments	Notes	Pro Forma
Net sales	$833,488	$(248,534)			$584,954
Cost of products sold (exclusive of depreciation and amortization shown separately below)	621,022	(193,022)			428,000
Selling, general and administrative expense	80,231	(16,485)			63,746
Acquisition related costs excluded from selling, general and administrative	—	—			—
Depreciation and amortization	62,488	(11,676)			50,812
(Gain) loss on disposal of assets	288	—			288
Restructuring and integration expense	10,024	(4,366)			5,658

Income from operations	59,435	(22,985)	—		36,450
Interest expense	63,154	(284)	(30,999)	(e)	31,871
Loss on extinguishment of debt and write-off of unamortized debt issuance costs	2,589	—	62,498	(g)	65,087
Derivative payments on interest rate swap	609	—			609
Derivative loss on change in interest rate swap fair value	2,448	—			2,448
Other (income) expense, net	(2,591)	476			(2,115)

Income (loss) before provision (benefit) for income taxes and share of net income from joint venture	(6,774)	(23,177)	(31,499)		(61,450)
Provision (benefit) for income taxes	(8,133)	(7,880)	(10,709)	(f)	(26,722)
Share of net income from joint venture	5,938	—			5,938

Net income (loss)	$7,297	$(15,297)	$(20,790)		$(28,790)

Basic net income (loss) per share:
Net income (loss) per share	$0.27				$(1.07)

Weighted average shares outstanding	27,016				27,016

Diluted net income (loss) per share:
Net income (loss) per share	$0.27				$(1.07)

Weighted average shares outstanding	27,154		(138)	(h)	27,016

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2015

(in thousands, except per share data)	Consolidated Historical NN, Inc. As Revised	PBC Business	Pro Forma Adjustments	Notes	Pro Forma
Net sales	$667,280	$(261,837)	$—		$405,443
Cost of products sold (exclusive of depreciation and amortization shown separately below)	525,993	(205,362)			320,631
Selling, general and administrative expense	51,780	(16,807)			34,973
Acquisition related costs excluded from selling, general and administrative	11,682	—			11,682
Depreciation and amortization	44,482	(11,496)			32,986
(Gain) loss on disposal of assets	(687)	—			(687)
Restructuring and integration expense	7,268	(1,862)			5,406

Income from operations	26,762	(26,310)	—		452
Interest expense	29,899	(317)			29,582
Loss on extinguishment of debt and write-off of unamortized debt issuance costs	19,173	—			19,173
Derivative payments on interest rate swap	—	—			—
Derivative loss on change in interest rate swap fair value	—	—			—
Other (income) expense, net	1,175	(654)			521

Income (loss) before provision (benefit) for income taxes and share of net income from joint venture	(23,485)	(25,339)	—		(48,824)
Provision (benefit) for income taxes	(11,698)	(8,615)			(20,313)
Share of net income from joint venture	5,001	—			5,001

Net income (loss)	$(6,786)	$(16,724)	$—		$(23,510)

Basic net income (loss) per share:
Net income (loss) per share	$(0.32)				$(1.11)

Weighted average shares outstanding	21,181				21,181

Diluted net income (loss) per share:
Net income (loss) per share	$(0.32)				$(1.11)

Weighted average shares outstanding	21,181				21,181

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2014

(in thousands, except per share data)	Consolidated Historical NN, Inc.	PBC Business	Pro Forma Adjustments	Notes	Pro Forma
Net sales	$488,601	$(278,026)	$—		$210,575
Cost of products sold (exclusive of depreciation and amortization shown separately below)	384,889	(215,875)			169,014
Selling, general and administrative expense	43,756	(18,005)			25,751
Acquisition related costs excluded from selling, general and administrative	9,248	—			9,248
Depreciation and amortization	22,146	(12,000)			10,146
(Gain) loss on disposal of assets	—	—			—
Restructuring and integration expense	875	(274)			601

Income from operations	27,687	(31,872)	—		(4,185)
Interest expense	10,895	(334)			10,561
Loss on extinguishment of debt and write-off of unamortized debt issuance costs	1,398	—			1,398
Derivative payments on interest rate swap	—	—			—
Derivative loss on change in interest rate swap fair value	—	—			—
Other (income) expense, net	2,222	(560)			1,662

Income (loss) before provision (benefit) for income taxes and share of net income from joint venture	13,172	(30,978)	—		(17,806)
Provision (benefit) for income taxes	5,786	(10,533)			(4,747)
Share of net income from joint venture	831	—			831

Net income (loss)	$8,217	$(20,445)	$—		$(12,228)

Basic net income (loss) per share:
Net income (loss) per share	$0.46				$(0.68)

Weighted average shares outstanding	17,887				17,887

Diluted net income (loss) per share:
Net income (loss) per share	$0.45				$(0.68)

Weighted average shares outstanding	18,253		(366)	(h)	17,887

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

(In thousands, except per share information)

Note 1 – Basis of Presentation

The historical consolidated financial statements have been adjusted in the pro forma condensed consolidated financial statements to give effect to pro forma events that are (1) directly attributable to the Transaction, (2) factually supportable and (3) with respect to the pro forma condensed consolidated statements of operations, expected to have a continuing impact on the Company.

The pro forma condensed consolidated financial statements do not necessarily reflect what the consolidated Company’s financial condition or results of operations would have been had the Transaction occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of operations of the Company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The condensed consolidated pro forma financial information does not reflect the realization of any expected cost savings from the sale of the PBC Business.

As disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 (the “10-Q”), the Company corrected misstatements for prior periods by revising the condensed consolidated financial statements and other financial information included in the 10-Q. The accompanying pro forma condensed consolidated financial statements reflect the effect of the revision.

Note 2 – Disposition of Precision Bearing Components Business

The estimated net proceeds and gain on the sale of the PBC Business, based on the historical book balances of the PBC Business as of June 30, 2017, are as follows:

Proceeds from sale	$387,630
Net assets sold	(174,146)
Transaction costs (1)	(5,675)

Pre-tax estimated gain on sale	207,809
Provision for income taxes (2)	71,469

Estimated gain on sale	$136,340

(1)	Transaction costs include accounting, tax, valuation, consulting, legal and investment banking fees related to the sale of the PBC Business, including approximately $0.3 million of Transaction costs expensed prior to June 30, 2017.
(2)	Provision for income taxes was estimated using facts and circumstances available as of the date of this Current Report on Form 8-K.

Note 3 – Pro Forma Adjustments

The following are descriptions of the pro forma adjustments related to the Transaction:

(a)	Reflects the allocation of net proceeds from the Transaction to pay down the Company’s credit facilities. The pro forma adjustment to debt includes the following amounts:

As of June 30, 2017
Proceeds from sale	$(387,630)
Transaction costs incurred after June 30, 2017	5,382

Proceeds used to pay down credit facilities	(382,248)
Write-off of unamortized debt issuance costs	14,572

Pro forma adjustment to debt	$(367,676)

(b)	Represents the estimated accrued income taxes payable, using a federal statutory rate of 34%, related to the estimated gain on sale of the PBC Business, net of the $0.1 million tax effect of $0.3 million of Transaction costs expensed prior to June 30, 2017.

(c)	Reflects the removal of transaction costs that were incurred prior to June 30, 2017 because they will not have a continuing impact on the Company.

(d)	The unaudited pro forma condensed consolidated statements of operations exclude the estimated gain resulting from the sale of the PBC Business. This estimated gain will not have a continuing impact on the Company and is therefore reflected as a pro forma adjustment to stockholders’ equity in the unaudited pro forma condensed consolidated balance sheet. The pro forma adjustment to stockholders’ equity includes the following amounts:

As of June 30, 2017
Proceeds from sale	$387,630
Transaction costs incurred after June 30, 2017	(5,382)
Provision for income taxes (1)	(70,755)
Deferred income taxes	5,490
Write-off of unamortized debt issuance costs	(14,572)

Pro forma adjustment to stockholders’ equity	$302,411

(1)	Provision for income taxes was estimated using the Company’s federal statutory rate of 34%.

(e)	Reflects a reduction of estimated interest expense and amortization of debt issuance costs incurred from the Company’s senior notes and credit facilities as a result of the pro forma assumptions that the Company 1) would have used proceeds from the Transaction to redeem its senior notes for approximately $304.8 million and to pay down approximately $77.4 million on its credit facilities and 2) would not have established a new incremental term loan in the credit facility amendment on April 3, 2017. The pro forma adjustment to interest expense gives effect to these assumptions as if the Transaction and repayment of debt had occurred on January 1, 2016. The pro forma adjustment to interest expense includes the following amounts:

	Six Months Ended June 30, 2017	Year Ended December 31, 2016
Interest expense:
Senior Notes	$(6,529)	$(25,625)
Credit Facility	(5,721)	(4,171)
Amortization of debt issuance costs:
Senior Notes	(263)	(989)
Credit Facility	(367)	(214)

Pro forma adjustment to interest expense	$(12,880)	$(30,999)

(f)	Represents the estimated income tax effect, using a federal statutory rate of 34%, related to the sale of the PBC Business, losses on the extinguishment of debt and write-off of unamortized debt issuance costs, and a reduction in interest expense. The effective tax rate of the Company after the Transaction may differ from what is presented in the unaudited pro forma condensed consolidated financial statements as a result of different tax jurisdictions.

(g)	Represents the loss on extinguishment of debt and write-off of unamortized debt issuance costs as if the proceeds of the Transaction had been used to pay down the Company’s senior notes and credit facilities as of January 1, 2016. The senior notes were redeemed on April 3, 2017 for $281.6 million, resulting in a loss on debt extinguishment that included a $31.6 million call premium and a $4.7 million write-off of unamortized debt issuance costs. The pro forma adjustments reflect the effect as if the redemption of the senior notes using proceeds from the Transaction had occurred on January 1, 2106 rather than April 3, 2017, consistent with the Company’s prioritization to pay down debt bearing the highest interest rate first. In connection with the senior notes redemption on April 3, 2017, the credit facility was amended, resulting in an additional loss on extinguishment of approximately $3.4 million. The pro forma adjustments consist of the following amounts:

	Six Months Ended June 30, 2017	Year Ended December 31, 2016
Senior Notes:
Call premium	$(31,585)	$54,792
Unamortized debt issuance costs	(4,660)	4,923
Credit Facility:
Unamortized debt issuance costs	(3,394)	2,783

Pro forma adjustment to loss on extinguishment of debt and write-off of unamortized debt issuance costs	$(39,639)	$62,498

(h)	Represents the impact on diluted shares outstanding after giving effect to the operating results of the PBC Business and other pro forma adjustments. The following table presents a reconciliation of pro forma net income (loss) per share.

	Six Months Ended June 30, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Pro forma net income (loss)	$9,814	$(28,790)	$(23,510)	$(12,228)
Pro forma basic weighted average shares outstanding	27,358	27,016	21,181	17,887
Pro forma effect of dilutive stock options	334	—	—	—

Pro forma diluted shares outstanding	27,692	27,016	21,181	17,887

Pro forma basic net income (loss) per share	$0.36	$(1.07)	$(1.11)	$(0.68)
Pro forma diluted net income (loss) per share	$0.35	$(1.07)	$(1.11)	$(0.68)

For the six months ended June 30, 2017, approximately 0.4 million potentially dilutive stock options had the effect of being anti-dilutive and were excluded from the calculation of pro forma net income per share. Given the pro forma net losses for the years ended December 31, 2016, 2015 and 2014, all options are considered anti-dilutive and were excluded from the calculation of pro forma diluted net loss per share.

(i)	Represents the net deferred income tax liability related to the PBC Business.